Financial risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial risk management
33. Financial risk management
The Group is exposed to various financial risks, including credit risk, capital and liquidity risk, interest rate risk and currency risk. The following sections provide an overview of each of these risks, as well as the objectives, principles, and processes that the Group employs to mitigate them.
Credit risk
Credit risk refers to the risk that a counterparty will default on its contractual obligations towards the Group, resulting in financial loss to the Group. For product sales and trade account receivables, Relief may conduct selective analysis of the creditworthiness of distributors and other customers. Other financial assets mainly consist of cash for which the counterparty risk is minimized by deposits at well-known banks in Switzerland with an A rating as per Standard & Poor’s so that any expected credit loss is considered immaterial. In addition, the Group diversifies its exposure to banking risk by maintaining banking relationships with several institutions.
The carrying amounts of financial assets recorded in the financial statements represent the Group’s maximum exposure to credit risk without taking into account the value of any collateral obtained.
Capital and liquidity risk
The Group’s objectives when managing capital are to safeguard its ability to fund development and marketing activities in order to provide returns for shareholders and benefits for other stakeholders. The funds raised in various private financing rounds and other share placements executed since the listing of the Company have been the principal source of liquidity, to date. Equity financing through placement of shares remains the expected main source of liquidity in the near term.
Liquidity risk management implies maintaining sufficient cash and cash equivalents to meet the financial obligations of the Group. Management monitors the Group’s net liquidity position through rolling forecasts of projected cash flows. Maintaining adequate cash reserves is dependent on the Group’s ability to raise funds or generate profits; therefore, the liquidity risk is significant (see note 4.1 ‘going concern’).
Interest rate risk
The Group is exposed to interest risk in respect of its cash deposits, bank loans and other interest-bearing liabilities. The Group deems the interest rate risk as low on its performance and its equity.
Currency risk
The Group operates internationally and is exposed to currency risk arising from various exposures, primarily with respect to the Swiss francs, Euros and US dollars. Currency risk arises from future transactions, recognized assets and liabilities and net investments in foreign operations. To manage such risk, the Group monitors its exposure by periodically assessing future spending needs in foreign currencies and maintains foreign currency cash balances to cover anticipated future requirements. The Group does not enter into any forward currency transactions and did not hold any derivative currency contracts at the end of the reporting period.

While the Group considers its current exposure to foreign currency risk to be low, adverse changes in the value of the Swiss franc could still have a significant negative impact on the Group’s financial condition, results of operations, and future prospects.
Based on the Group’s balance sheet position denominated in foreign currencies on December 31, 2022, and with all other variables held constant, a 5% variation in USD and EUR exchange rates against Swiss franc would result in a TCHF 251 impact on the Group’s 2022 result (2021: TCHF 1,000).